Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Research and development	$ 1,092	$ 286	$ 0	$ 15
Insurance	288	138	65	147
Other	42	55	77	32
Total	$ 1,422	$ 479	$ 142	$ 194